UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 17, 2008
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1901 Churn Creek Road
Redding, California		96002

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (530) 772-3955
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. September 16, 2008 8,711,495

Section 9 — Financial Statements and Exhibits.
Bank of Commerce Holdings announces third quarter cash dividend $0.08
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Announcement 3rd Quarter Cash Dividend
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2008	/s/ Linda J. Miles

	By:	Linda J. Miles
Executive Vice President and
Chief Financial Officer

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